EXHIBIT 4.1




                         Alaron.com Holding Corporation

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                  AUTHORIZED SHARES 25,000,000, $.01 PAR VALUE

NO. _________                                                ___________ SHARES

                                                            CUSIP _____________
                                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


                                    SPECIMEN

THIS CERTIFIES THAT ____________________________________________________________

is the owner of ________________________________________________________________
full paid and non-assessable shares of the Common Capital Stock of

                         Alaron.com Holding Corporation


transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,

this _________________ day                             of _______________, A.D.
19______


______________________________

______________________________
         SECRETARY                                                    PRESIDENT
                                 CORPORATE SEAL

                             Alaron.com Corporation

                   TRANSFER FEE: $10.00 PER CERTIFICATE ISSUED

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entirety

         JT TEN -  as joint tenants with rights of
                   survivorship and not as tenants
                   in common

          UNIF GIFT MIN ACT - _______Custodian_______
                              (Cust)          (Minor)
                              under Uniform Gifts to
                               Minors Act ___________
                                           (State)


         Additional abbreviations may also be used though not in the above list.

       For  Value  Received   ___________________________________  hereby  sell,
assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE____________________________________________
________________________________________________________________________________
_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_______________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________
Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

       Dated: __________, 19___.

                                   X      ______________________________________

                                   X      ______________________________________
Signature Guaranteed:
                                   NOTICE: The  signature  to  this   assignment
                                           correspond with the name  as  written
                                           upon the  face of the  Certificate in
                                           every particular,  without alteration
                                           or   enlargement   or   any    change
                                           whatsoever.






IMPORTANT: SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WHICH IS A PARTICIPANT IN A SECURITIES TRANSFER ASSOCIATION RECOGNIZED PROGRAM.